Exhibit 10.1

Information identified with "[***]" has been excluded from this exhibit because it is not material and would be competitively harmful if disclosed.

AMENDMENT TO SUPPLY AGREEMENT

THIS AMENDMENT to Supply Agreement (“Amendment”) is effective as of February 26, 2020 and is between Florida Chemical Company, LLC (“FCC”) and Flotek Chemistry, LLC (“Flotek”).

WHEREAS, FCC and Flotek previously entered into that certain Supply Agreement, effective on or about February 28, 2019 (the “Agreement”); and

WHEREAS, FCC and Flotek wish to the amend the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendment.

a.	Section 1 of the Agreement (“Definitions”) is amended as follows:

The definition “Maximum Quantity” is deleted and replaced with, “‘Maximum Quantity’ means [***] pounds of the Terpene Product per Year, prorated for any partial Year included in the Term.”

The definition “Minimum Quantity” is deleted and replaced with, “‘Minimum Quantity’ means [***] pounds of Terpene Product in Year 2020 and [***] pounds of Terpene Product per Year in Years 2021, 2022 and 2023.”
The definition “Product Price” is deleted and replaced with, “‘Product Price’ means, (a) with respect to Terpene Product shipped by FCC to Flotek in Year 2020, $[***] per pound, FOB FCC facility, Winter Haven, Florida; and (b) with respect to Terpene Product shipped by FCC to Flotek after Year 2020 (including, if applicable, an extension of the Term pursuant to Section 3), Terpene Cost of that Terpene Product, plus the Margin.”

The definition “Terpene Cost” is deleted and replaced with, “‘Terpene Cost’ means the cost per pound to FCC of the raw materials incorporated by FCC into Terpene Product, in the month prior to FCC’s shipment of such Terpene Product to Flotek, computed based on the methodology used by FCC to account for its inventory (e.g. LIFO, FIFO) (provided that such method is in accordance with Generally Accepted Accounting Principles, consistently applied), plus a deemed allocation of other manufacturing costs of FCC of $[***] per pound.”

b.	Section 4 of the Agreement (“Price”) is amended to add the following sentence at the end thereof:

“FCC and Flotek may agree in writing to revise the Product Price for Years 2021 through 2023. No such change in the Product Price will be effective absent a written amendment to the Agreement, executed by FCC and Flotek.”

c.	Section 6 of the Agreement (“Orders; Delivery”) is amended to add the following at the end thereof:

“(e)    Flotek shall order Terpene Product on a monthly basis, at the same or similar volume every month, to ensure that the Minimum Quantity is met and evenly distributed in every Year of the Term. For Year 2020, Flotek shall order Terpene Product every month beginning in May, at the same or similar volume every month, to ensure that the Minimum Quantity is met and evenly distributed in such Year.”

d.	Section 6(a) of the Agreement is amended to delete the phrase, “[***] pounds” and to replace such phrase with, “[***] pounds.”

e.	Section 6(c) of the Agreement is deleted and replaced by the following:

“(c)    FCC shall invoice Flotek for Terpene Product at the time of shipment. Payment of FCC invoices shall be due within forty-five (45) days of the respective invoice date.”

2.	Payment. In consideration of the foregoing amendments, Flotek shall pay to FCC an amount equal to $15,750,000 (the “Payment”) to the following bank account:

[***]

3.
Effectiveness. The provisions in Section 1 of this Amendment shall become effective on the later of (a) the date executed and delivered by both parties and (b) the date on which Flotek makes the Payment to FCC.

4.
Miscellaneous. Except as provided herein, all other terms and conditions of the Agreement remain unchanged and in full force and effect. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered is deemed an original, but all such counterparts together constitute one and the same Amendment. The parties agree that execution of this Amendment by exchanging facsimile or PDF signatures has the same legal force and effect as the exchange of original signatures.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

Flotek Chemistry, LLC	Florida Chemical Company, LLC

By: /s/John W. Gibson, Jr.	By: /s/Joshua A. Snively

(signature)	(signature)

Name: John W. Gibson, Jr	Name: Joshua A. Snively

(printed name)	(printed name)

Title: CEO                         Title: President